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                                                                    Exhibit 10.7

                   PLEDGE AND SECURITY AGREEMENT - ALL ASSETS

         THIS PLEDGE AND SECURITY AGREEMENT - ALL ASSETS is entered into as of September 26, 1996 by and between TRITON SYSTEMS, INC., a Mississippi corporation (the "Borrower") and The First National Bank of Boston, a national banking association (the "Secured Party").

         WHEREAS, Borrower and Secured Party are parties to a Credit Agreement dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which Secured Party may from time to time, as provided therein, make loans and otherwise extend credit to Borrower; and

         WHEREAS, Secured Party's willingness to make such loans and credit available to Borrower is subject to the condition, among others, that Borrower executes and delivers this Security Agreement;

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees for the benefit of Secured Party, as follows:

         1. Defined Terms. The following terms when used herein shall have the respective meanings set forth in this Section. Unless otherwise defined herein, capitalized terms set forth herein shall have such defined meanings as are in the Credit Agreement.


                  "Accounts;" "Accounts Receivable" means all "accounts", as such term is defined in Section 9-106 of the UCC, now or hereafter owned by Borrower, and also means and includes any right of Borrower to payment for goods sold or leased or for services rendered that Borrower may now have or hereafter acquire, whether or not such right has been earned by performance, including, without limitation, all accounts, account receivable, book debts, instruments and chattel paper, leases, notes, drafts, acceptances, payments under leases of Inventory or Equipment or sale of Inventory or Equipment and other forms of obligations now or hereafter received by or belonging or owing to Borrower for goods sold or leased and/or services rendered, all guaranties and security therefor, all goods giving rise thereto and all rights pertaining to such goods, including, without limitation, the rights of a seller under the UCC to reclaim such goods or stop them in transit, and all of Borrower's rights in, to and under all purchase orders, instruments and other documents now or hereafter delivered by or to it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all monies due or to become due to Borrower under all contracts for the sale or lease of goods and/or the performance of


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         services, now in existence or hereafter arising, including, without limitation, the right to receive the Proceeds of such purchase orders and contracts.

                  "Collateral" means all of the Borrower's tangible and intangible personal property and fixtures, now owned or hereafter acquired, including, without limitation, (a) all Accounts, Instruments and Documents, and General Intangibles in which Borrower now or hereafter has any right, title or interest, including, without limitation, (i) all moneys, residues and property of any kind due and to become due under any contract or in any depository account, (ii) any damages arising out of or for breach or default in respect of any such Accounts, Instruments and Documents, or General Intangibles, and (iii) all other amounts from time to time paid or payable under or in connection therewith; (b) all Equipment now owned or hereafter acquired; (c) all Inventory now owned or hereafter acquired; (d) all farm products as that term is defined in Section9-109(3) of the UCC; and (e) to the extent not otherwise included, all accessions to and additions to, substitutions for, and replacements, Proceeds and products of any and all of the foregoing.

                  "Encumbrance" means any mortgage, lease, conditional sales agreement, title retention agreement, security interest, Lien or other encumbrance.

                  "Equipment" means all "equipment", as such term is defined in
         Section 9-109(2) of the UCC, now or hereafter owned by Borrower, and also means and includes all personal property constituting machinery, equipment, plant, furnishings, fixtures, and other fixed assets now owned or hereafter acquired by Borrower, including, without limitation, all items of machinery and equipment of any kind, nature and description, as well as trucks and vehicles of every description, trailers, handling and delivery equipment and office furniture, and all additions to, substitutions for, replacements of or accessions to any of the foregoing items and all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, and all fuel for any thereof.

                  "General Intangibles" means all "general intangibles", as such term is defined in Section 9-106 of the UCC, and all intangible personal property not included in Accounts, or in Instruments and Documents, now or hereafter owned or acquired by Borrower, and also means and includes all right, title and interest of Borrower now or hereafter owned or acquired in intellectual property, patents, patent applications, goodwill, trademarks, trademark applications, trade names, service marks, copyrights, permits, licenses, federal, state, or local tax refunds, claims under insurance policies (whether or not Proceeds), other rights (if any) to payment, rights of set


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         off, chooses in action, rights under judgments, computer programs and software, customer lists, and all contracts and agreements to, or of which Borrower is a party or beneficiary, and all leasehold interests of Borrower in real estate to the extent considered personal property under applicable law and includes, without limitation, all contract rights in that certain Stock Purchase and Redemption Agreement dated July 25, 1996 by and among the Borrower, Summit and Borrower's Key Officers.

                  "Instruments and Documents" means all "instruments," "documents," "deposit accounts," and "chattel paper," as defined in
         Section 9-105 of the UCC, all securities, and includes, without limitation, all warehouse receipts and other documents of title, policies and certificates of insurance, checking, savings, and other bank accounts, certificates of deposit, checks, notes and drafts, now or hereafter acquired, to the extent not included in Accounts.

                  "Inventory" means all "inventory", as such term is defined in
         Section 9-109(4) of the UCC, now owned or hereafter acquired by Borrower, and also means and includes all inventory, wherever located, now owned or hereafter acquired by Borrower, or in which Borrower now has or hereafter may acquire any right, title or interest, including, without limitation, all consigned goods and all goods and other personal property now or hereafter owned by Borrower that are held for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, or in the processing, packaging or shipping of the same, and all finished goods.

                  "Proceeds" has the meaning given such term under the UCC and, in any event, includes (but is not limited to) (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority),
         (c) whatever is received upon any collection, exchange, sale, lease or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, and (d) any and all other products of, or any rents, profits or other amounts from time to time paid or payable under, or in connection with, any of the Collateral.

                  "Security Agreement" or "Agreement" means this Pledge and Security Agreement - All Assets, as it may be amended, supplemented or otherwise modified, from time to time.


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         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations and to induce Secured Party to enter into the Credit Agreement and make the Loans in accordance with the terms thereof, Borrower hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party a security interest in, all of Borrower's right, title and interest in, to and under the Collateral.

         3. Representations and Warranties. The Borrower hereby represents and warrants to the Secured Party that:

            (a) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, corporate or otherwise, and do not and will not (i) require any consent or approval of the stockholders of the Borrower, if any; (ii) contravene the terms of the charter, by-laws or other organizational papers of the Borrower; (iii) violate any applicable law, rule or regulation of any governmental agency; (iv) contravene any provision of any agreement, instrument, order or undertaking binding on the Borrower or by which any of its properties are bound or affected; (v) other than as contemplated hereby, result in or require the imposition of any Encumbrance on any of the properties of the Borrower; or (vi) other than filings required by the Uniform Commercial Code, require the approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

            (b) The Borrower is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for the security interests granted hereunder or permitted hereby, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

            (c) Intentionally Blank

            (d) Except as disclosed to the Secured Party in writing, the amount represented by the Borrower to the Secured Party from time to time as owing by each account debtor will at such time be the correct amount actually and unconditionally owing by such account debtor(s) thereunder.

            (e) The name of the Borrower set forth in the caption hereof is its correct corporate name, and the Borrower is not now doing business and has not during the last five (5) years done business under any other name.


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            (f) All of the Collateral is located at the locations as set forth in the Credit Agreement Schedule 6.22.

            (g) This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral listed in this Agreement, create a valid and continuing first lien (except for Permitted Liens) on and perfected security interest in the Collateral (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial Code) and is enforceable as such against creditors of the Borrower, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property. Other than as disclosed in the Credit Agreement, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a lien that names the Borrower as debtor is on file in any jurisdiction and the Borrower has not signed any currently effective financing statement or any agreement authorizing the filing of any such financing statement or instrument.

            (h) The Borrower shall defend its title to and the Secured Party's interest in the Collateral against all claims and take any action necessary to remove any encumbrances other than those permitted under the Credit Agreement and defend the right, title and interest of the Secured Party in and to any of the Borrower's rights in the Collateral.

         4. Covenants. The Borrower covenants and agrees that from and after the date of this Security Agreement and until the Obligations are fully satisfied and the Credit Agreement is terminated:

            (a) Location of Collateral. The Collateral will be kept only at the locations set forth in the Credit Agreement and the Borrower will not remove the Collateral (other than sales in the ordinary course of business) from such jurisdictions without the prior written consent of the Secured Party.

            (b) Further Documentation; Pledge of Instruments. At any time and from time to time, at its sole expense, the Borrower will, promptly upon request by the Secured Party, duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limita- tion, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Borrower also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Borrower or to file a photocopy of this Agreement as a financing statement to the extent permitted by applicable law. If any Collateral, or if any


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amount payable under or in connection with any of the Collateral, shall be or become evidenced by any negotiable document of title, or by any promissory note or other instrument, such document, note or instrument shall be immediately delivered to the Secured Party hereunder, duly endorsed in a manner satisfactory to the Secured Party.

            (c) Intentionally Deleted

            (d) Limitations on Dispositions of Inventory and Equipment. The Borrower will not sell, transfer, lease or otherwise dispose of any of its interest in the Collateral or attempt, offer or contract to do so, except for the disposition in the ordinary course of business of Inventory or Equipment or other Collateral that has become worn out or obsolete or is immaterial and unnecessary in Borrower's business operation and of Inventory. The Borrower will not transfer any Inventory on consignment, or attempt, offer or contract to do so.

            (e) Notices Regarding Collateral. The Borrower will advise the Secured Party promptly, in reasonable detail, (i) of any lien or claim made or asserted against any of the Collateral (other than Permitted Liens), (ii) of all material disputes with respect to the Collateral, and the basis therefor, and
(iii) of the occurrence of any other event that would have a material adverse effect on the Collateral taken as a whole or on the security interests created hereunder.

            (f) Agreements Regarding Accounts.

         1. The Borrower will at all reasonable times and upon reasonable notice allow the Secured Party to examine, inspect or make extracts from or copies of the Borrower's books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with the Borrower's accountants, the account debtors or by other methods in the manner provided in
Section 7.9 of the Credit Agreement.

         2. The Borrower will diligently collect all of its Accounts constituting Collateral until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. The Borrower shall, at the request of the Secured Party, after the occurrence of any Event of Default, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. Upon request of the Secured Party, after the occurrence of any Event of Default, any proceeds of Accounts or Inventory constituting Collateral received by the Borrower, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Borrower shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).


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            (g) Indemnification. In any suit, proceeding or action brought by the Secured Party under any Accounts, Instruments and Documents, or any General Intangibles for any sum owing thereunder or to enforce any provision thereof, the Borrower will save, indemnify and keep the Secured Party harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder arising out of a breach by the Borrower of any agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against the Borrower and shall not be enforceable against the Secured Party.

            (h) Maintenance of Records. The Borrower will keep and maintain, at Borrower's address as first written above or such other place as Borrower notifies Secured Party at least 30 days in advance and at its own cost and expense, satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Party's further security, the Borrower agrees that the Secured Party shall have a special property interest in all of its books and records pertaining to the Collateral (including, without limitation, customer lists, correspondence with present or future or prospective suppliers or customers, advertising materials, credit files, computer tapes, programs, printouts, and all other computer materials, records and electronic data processing software), and after demand and after the occurrence of an Event of Default the Borrower will deliver and turn over any such books and records to the Secured Party or to its representatives at any reasonable time on demand of the Secured Party. The Borrower may make copies of such books and records before its delivery to the Secured Party, provided that such copying does not unreasonably delay such delivery.

            (i) Protect Rights of Secured Party. The Borrower will, upon the Secured Party's written request, defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever.

            (j) Maintenance of Insurance. The Borrower will maintain with financially sound and reputable companies satisfactory to the Secured Party insurance policies as set forth in the Credit Agreement. All such insurance proceeds received by the Secured Party may be applied by the Secured Party in its discretion to the satisfaction of the Obligations or to repair or replace any Collateral which sustained the casualty, except as otherwise required by applicable law; provided, however, that if such proceeds are less than $100,000.00 for any claim and $300,000.00 in


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the aggregate, so long as no Default has occurred and is continuing and no Event of Default has occurred, the Bank shall allow the Borrower to use such proceeds to repair, replace or rebuild such damaged property.

            (k) Further Identification of Collateral. The Borrower will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            (l) Maintenance of Equipment. Except as permitted by 4(d) hereof, the Borrower will keep and maintain each item of Equipment in good operating condition, ordinary wear and tear excepted, and the Borrower will provide all maintenance and service and all repairs necessary for such purpose.

            (m) Assignment of Claims. If any of the Accounts arise out of contracts with the United States, or any state, or any department, agency or instrumentality of either, Borrower shall immediately so notify Secured Party and execute such instruments of assignment and take such other measures as may be required to assign such Accounts to Secured Party and provide proper notice thereof to the government under the Federal Assignment of Claims Act or any applicable state assignment of claims act.

         5. Secured Party's Appointment as Attorney-in-Fact.

            (a) The Borrower hereby irrevocably constitutes and appoints the Secured Party and each officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time, but only to be used after demand for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Borrower, without notice to or assent by the Borrower to do the following after the occurrence of an Event of Default:

            (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due to Borrower under any Account, or otherwise, and, in the name of the Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due to Borrower and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purposes of collecting any and all such moneys due whenever payable;


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                  (ii)  to pay or discharge taxes or liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any payment to Borrower under any Account, or otherwise, to make payment of any and all moneys due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) after demand, to notify the postal authorities to change the address for delivery of any mail of the Borrower to an address designated by the Secured Party, and to receive, open, and dispose of all mail addressed to the Borrower; and (H) after demand, otherwise to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Borrower's expense, at any time or from time to time, all acts and things that the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interests therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof except for actions committed in bad faith or with gross negligence or willful misconduct. This power of attorney is a power coupled with an interest and shall be irrevocable.

            (b) The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty or obligation upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible


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to the Borrower for any act or failure to act, except for its own willful misconduct, gross negligence or bad faith.

         6. Performance by Secured Party of the Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable costs and expenses of the Secured Party incurred in connection with such performance or compliance shall be paid by the Borrower on demand and until so paid shall be added to the principal amount of the Loan and shall bear interest (calculated on the basis of a 360-day year for the actual days elapsed) at the same rate as provided in the Loan Documents for overdue amounts.

         7. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

         8. Remedies, Rights Upon Default. If an Event of Default occurs:

            (a) (i) All payments received by the Borrower under or in connection with any of the Collateral shall be held by the Borrower in trust for the Secured Party, shall be segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower be turned over to the Secured Party, in the same form as received by the Borrower (duly endorsed by the Borrower to the Secured Party, if required).

            (ii) Any and all such payments so received by the Secured Party (whether from the Borrower or otherwise) shall be held by the Secured Party as collateral security for, and then or at any time thereafter, may be applied in whole or in part for the benefit of the Secured Party against, all or any part of the Obligations in such order as the Secured Party, in its discretion, may determine.

            (iii) The Secured Party shall have the right to seize and take possession of any Collateral (or any paper, documents, correspondence, computer tapes, programs, printouts and all other computer materials, records and electronic data processing software relating to the Collateral) and may enter the premises where they, or any of them, are located and occupy all or any portion of the Borrower's premises without charge therefor for the purposes of effecting such seizure. The Secured Party shall not be liable to the Borrower for any damage suffered by the Borrower by reason of such entry or seizure unless it results from the Secured Party's willful misconduct, gross negligence or bad faith.

            (iv) The Secured Party may hire and maintain at the Borrower's principal office premises a custodian or independent


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contractor selected by the Secured Party who shall have full authority to do all lawful acts necessary to protect the Secured Party's interests and to report to the Secured Party thereon. The Borrower hereby agrees to cooperate with any such Person and to do whatever the Secured Party may reasonably request to preserve the Collateral.

            (b) The Secured Party may exercise, after the occurrence of an Event of Default, for the benefit of the Secured Party, in addition to all other rights and remedies granted in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Secured Party may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or on the Borrower or any other Person, all and each of which demands, advertisements and/or notices are (to the extent permitted by applicable law) hereby expressly waived, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, forthwith take possession and operate or use the Collateral or any part thereof for the purpose of preserving it or its value, and/or forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Secured Party's offices or elsewhere, at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk and to collect all Accounts, including, without limitation, direct all Account Debtors to make payments of all of their Accounts owing to the Borrower directly to the Bank and to exercise every right, option, power or authority inuring to the Borrower under the Purchase Contract as fully as the Borrower could itself, including, directing the counterparty thereto to make all payments under the indemnification provisions of Section 10.3 thereof directly to the Lender. Secured Party shall have the right on any such public sale or sales and, to the extent permitted by law, on any such private sale or sales to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is (to the extent permitted by applicable law) hereby expressly waived or released. The Borrower further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places that the Secured Party shall reasonably select, whether at the Borrower's premises or elsewhere.

         To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Secured Party arising out of the repossession, retention, sale, or other disposition of the Collateral unless resulting from such Secured Party's willful misconduct, gross negligence or bad faith. The Borrower agrees


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that the Secured Party need not give more than ten (10) days' notice (which notification shall be deemed given when mailed) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. No notification need be given to the Borrower if it has signed, after demand, a statement renouncing or modifying any right to notification of sale or other intended disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled, the Borrower also being liable for the reasonable fees and expenses of any attorneys employed by Secured Party to collect such deficiency. The Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, guaranties or remedies the Secured Party shall retain, pursue, release, subordinate, modify, or enforce, without in any way modifying or affecting any of the other of them or any of its rights hereunder.

            (c) To the extent that it may lawfully do so, the Borrower agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement or the Obligations and hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Security Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

            (d) To the extent not expressly provided for herein the Secured Party shall also have all of its rights and remedies under the Credit Agreement.

            (e) Borrower shall be responsible for any and all reasonable expenses, including reasonable attorneys' fees and expenses, incurred or paid by Secured Party in protecting or enforcing any rights of Secured Party hereunder, including its right to take possession, store, operate, use and dispose of the Collateral or to collect the Proceeds thereof. Secured Party shall also have the right to pay all other sums deemed necessary or desirable by it for the preservation and protection of the Collateral, or for the realization thereupon, including taxes, insurance, salaries (directly related to the preservation or use of the Collateral or continued operation of the Borrower's businesses to that end), fees and costs. All such sums so paid by Secured Party shall be "Obligations" within the meaning of this Security Agreement, due upon demand.

         9. Limitation on Secured Party's Duty in Respect to Collateral. Beyond the safe custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or its nominee's or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. In any suit, proceeding or action brought by Secured Party under any Accounts, Instruments and Documents, or any General Intangibles for any sum owing thereunder or to enforce any provision thereof, Borrower will save, indemnify and keep Secured Party harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder arising out of a breach by Borrower of any agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against Borrower.

         10. Setoff. As security for the due payment and performance of all of Borrower's Obligations to Secured Party now in existence or hereafter arising, including, without limitation, Borrower's obligations hereunder, under the Note and under the other Loan Documents, Borrower hereby grants to Secured Party a lien on any and all deposits or other sums at any time credited by or due from Secured Party and any affiliate of Secured Party to Borrower, whether in regular or special depository accounts or otherwise, and any and all moneys, securities and other property of Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to Secured Party from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, moneys, securities and other property, may at any time, after the occurrence of an Event of Default, be set off, appropriated and applied by Secured Party against any of such Obligations, whether or not any of the Obligations is then due or is secured by any other collateral, or, if it is so secured, whether or not the other collateral held by Secured Party is considered to be adequate.

         11. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or on the Borrower or the Secured Party shall be in writing and shall be given or made as provided in and subject to the provisions of the Credit Agreement.

         12. Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         13. No Waiver; Cumulative Remedies. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege. The rights and remedies hereunder provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights and remedies under the other Loan Documents or available at law or in equity.

         14. No Oral Modification; Successors; Governing Law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party (and the Borrower, except in the case of a waiver). This Security Agreement and all obligations of the Borrower hereunder shall be binding on the respective successors and assigns of the Borrower and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its respective successors and assigns; provided, however, that the foregoing shall not be deemed to modify the prohibitions on assignments or transfers by Borrower contained herein or in the Credit Agreement and other Loan Documents. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, provided, however, that with respect to the perfection of the Secured Party's lien in the Collateral and the effect or non-perfection thereof, this Security Agreement shall be governed by, and construed in accordance with the laws of the jurisdiction where such Collateral is located, as such laws are made applicable by Section 9-103 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts. The Credit Agreement, the Note and other Loan Documents (except as otherwise specifically provided therein) shall be governed by Massachusetts state law as provided in the Credit Agreement.

         15. Further Indemnification. The Borrower agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, or failure of Borrower to pay, any wages or salaries or any excise, sales, payroll, unemployment or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement. This covenant shall survive the termination of this Security Agreement.

         16. Counterparts. This Security Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         17. Descriptive Headings. The captions in this Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Security Agreement as an instrument under seal as of the date first written above.


Witness:                            TRITON SYSTEMS, INC.



/s/ [illegible]                     By: /s/ Ernest L. Burdette
--------------------------------        ------------------------------
                                    Name:  Ernest L. Burdette
                                    Title: President

Witness:                            THE FIRST NATIONAL BANK OF BOSTON


/s/ [illegible]                     By: /s/ Gregory G. O'Brien
--------------------------------       ------------------------------
                                    Name:   Gregory G. O'Brien
                                    Title:  Managing Director

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss:  Boston                                          September __, 1996

         Then personally appeared the above-named __________________, ____________________ of Triton Systems, Inc., as aforesaid and acknowledged the foregoing instrument to be his free act and deed in said capacity and the free act and deed of said corporation, before me.


                                              ________________________________
                                                                 Notary Public
                                              My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss:  Boston                                            October 11, 1996

         Then personally appeared the above-named Gregory G. O'Brien, Managing Director of The First National Bank of Boston as aforesaid and acknowledged the foregoing instrument to be his free act and deed in said capacity and the free act and deed of said The First National Bank of Boston, before me.

                                               /s/ MaryEllen Hanscom
                                               -------------------------------
                                                                 Notary Public
                                               My Commission Expires:


                                               MARYELLEN HANSCOM, Notary Public
                                              My Commission Expires May 13, 1999

                              STATE OF MISSISSIPPI

Harrison County, ss.                                              Sept. 25, 1996

         Then personally appeared the above-named Ernest L. Burdette of Long Beach, Mississippi and acknowledged the foregoing instrument to be their free act and deed; before me.


                                          /s/ [illegible]
                                          ------------------------------------
                                          Notary Public
                                          Print Name:
                                          My commission expires: [illegible]


                                      -4-